Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 14. COMMITMENTS AND CONTINGENCIES

The Bancorp is a defendant in legal actions arising from its normal business activities. Management, on advice from counsel, believes that those actions are without merit or that the ultimate liability resulting from them, if any, will not materially affect the Bancorp’s financial position.

The Bancorp acquires space for several of its ATMs under operating leases that are currently under month-to-month terms. In the past, the Bancorp has also leased buildings and land under operating leases. Lease expense under operating leases was approximately $21,200, $24,000 and $24,000 during the years ended December 31, 2011, 2010 and 2009, respectively.

Because the Bancorp’s operating leases are presently under month-to-month terms, there are no future minimum payments required under non-cancelable leases, as of December 31, 2011.